SUB-ITEM 77Q1: EXHIBITS.

(a)(1) The Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a) in Registrant's Initial
Registration Statement on Form N-1Afiled with the Commission on June 1, 2004 (Accession No.
0001135428-04-00241).

(a)(2) The Registrant's By-Laws are incorporated herein by reference to Exhibit (b) in the Registrant's Initial Registration Statement on
Form N-1Afiled with the Commission on June 1,
2005 (Accession No. 0001135428-04-00241).

(e)       The Registrant's Investment Advisory
Agreement between the Registrant and Old
Mutual Capital, Inc. is incorporated herein by reference to Exhibit (d)(1) in the Registrant's Post-Effective Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004 (Accession No.
0001135428-04-000342).

The Registrant's Ibbotson Investment Sub-
Advisory Agreement among the Registrant,
Ibbotson Associates Advisors, LLC and Old
Mutual Capital, Inc. is incorporated herein by reference to Exhibit (d)(2) in the Registrant's Post-Effective Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004 (Accession No.
0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Acadian Asset
Management, Inc. and Old Mutual Capital, Inc.
is incorporated herein by reference to Exhibit
(d)(3) in the Registrant's Post-Effective
Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004
(Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Analytic
Investors, Inc. and Old Mutual Capital, Inc.
is incorporated herein by reference to Exhibit
(d)(4) in the Registrant's Post-Effective
Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004
(Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Barrow,
Hanley, Mewhinney & Strauss, Inc. and Old
Mutual Capital, Inc. is incorporated herein by reference to Exhibit (d)(5) in the Registrant's Post-Effective Amendment No. 2 to its registration statement filed with the Commission on September 24, 2004 (Accession
No. 0001135428-04-000495).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Clay Finlay
Inc. and Old Mutual Capital, Inc. is
incorporated herein by reference to Exhibit
(d)(6) in the Registrant's Post-Effective
Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004
(Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Dwight Asset
Management Company and Old Mutual Capital,
Inc. is incorporated herein by reference to Exhibit (d)(7) in the Registrant's Post-
Effective Amendment No. 1 to its registration statement filed with the Commission on August
11, 2004 (Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Heitman Real
Estate Securities LLC and Old Mutual Capital,
Inc. is incorporated herein by reference to Exhibit (d)(8) in the Registrant's Post-
Effective Amendment No. 1 to its registration statement filed with the Commission on August
11, 2004 (Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Liberty Ridge
Capital, Inc. (formerly known as Pilgrim
Baxter & Associates, Ltd.) and Old Mutual
Capital, Inc. is incorporated herein by
reference to Exhibit (d)(9) in the
Registrant's Post-Effective Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004 (Accession No.
0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Provident
Investment Counsel, Inc. and Old Mutual
Capital, Inc. is incorporated herein by
reference to Exhibit (d)(10) in the
Registrant's Post-Effective Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004 (Accession No.
0001135428-04-000342).

The Registrant's Rogge Investment Sub-Advisory
Agreement among the Registrant, Rogge Global
Partners plc and Old Mutual Capital, Inc. is incorporated herein by reference to Exhibit
(d)(11) in the Registrant's Post-Effective
Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004
(Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Sirach Capital
Management, Inc. and Old Mutual Capital, Inc.
is incorporated herein by reference to Exhibit
(d)(12) in the Registrant's Post-Effective
Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004
(Accession No. 0001135428-04-000342).

The Registrant's Investment Sub-Advisory
Agreement among the Registrant, Thompson,
Siegel & Walmsley, Inc. and Old Mutual
Capital, Inc. is incorporated herein by
reference to Exhibit (d)(13) in the
Registrant's Post-Effective Amendment No. 1 to its registration statement filed with the Commission on August 11, 2004 (Accession No.
0001135428-04-000342).